SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. ______)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                            RELM WIRELESS CORPORATION
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:
           (2) Form, Schedule or Registration Statement No.:
           (3) Filing Party:
           (4) Date Filed:

                            RELM WIRELESS CORPORATION
                              7100 TECHNOLOGY DRIVE
                          WEST MELBOURNE, FLORIDA 32904

                                  April 2, 2004



Dear Stockholder:

         You are cordially invited to attend the 2004 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Wednesday, May 5, 2004, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida.

         The matters to be presented at the meeting are described in the Notice of 2004 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

         We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided so that your shares will be represented at the meeting.

         We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ David P. Storey
                                   --------------------------------------
                                   David P. Storey
                                   President and Chief Executive Officer

                            RELM WIRELESS CORPORATION
                              7100 TECHNOLOGY DRIVE
                          WEST MELBOURNE, FLORIDA 32904

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 5, 2004

         To the stockholders of RELM Wireless Corporation:

         The annual meeting of stockholders of RELM Wireless Corporation (the "Corporation") will be held on Wednesday, May 5, 2004, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

         o To elect six (6) directors to hold office until the annual meeting of stockholders in 2005 and until their respective successors are duly elected and qualified; and

         0 To transact such other business properly brought before the meeting or any adjournment or postponement of the meeting.

         This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to stockholders on or about April 6, 2004.

         The board of directors has set the close of business on March 30, 2004 as the record date of the meeting. Stockholders of record at the close of business on March 30, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

         A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our executive offices at 7100 Technology Drive, West Melbourne, Florida.

         All stockholders are cordially invited to attend the annual meeting.

                                           By Order of the Board of Directors,

                                           /s/ William P. Kelly
                                           ---------------------------
                                           William P. Kelly, Secretary

West Melbourne, Florida
April 2, 2004

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ARE A HOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE IN PERSON AT THE ANNUAL MEETING. IF YOUR SHARES ARE HELD AT A BROKERAGE FIRM OR BANK, YOU MUST PROVIDE THEM WITH INSTRUCTIONS ON HOW TO VOTE YOUR SHARES.

                            RELM WIRELESS CORPORATION

            --------------------------------------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 5, 2004

            --------------------------------------------------------

                                 PROXY STATEMENT

            --------------------------------------------------------

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

About The Annual Meeting...................................................2

Security Ownership of Certain Beneficial Owners,
  Directors and Executive Officers.........................................5

Election of Directors......................................................7

Corporate Governance.......................................................9

Executive Compensation....................................................14

Equity Compensation Plan Information......................................15

Certain Transactions......................................................17

Stock Performance Graph...................................................18

Relationship with Independent Auditors....................................19

Fees Paid to our Independent Auditors.....................................19

Miscellaneous.............................................................20

APPENDIX A - Audit Committee Charter.....................................A-1

                            ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

         At the annual meeting, we are asking shareholders:

         o To elect six directors to hold office until the annual meeting of stockholders in 2005 and until their respective successors are duly elected and qualified; and

         o To transact such other business properly brought before the meeting or any adjournment or postponement of the meeting.

Who is entitled to notice of, and to vote at the annual meeting?

         You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.
EST) on March 30, 2004, the record date of the annual meeting. On the record date, 9,840,639 shares of our common stock were issued and outstanding and held by 1,233 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

         If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

         A broker who holds shares in nominee or "street name" for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute "votes cast" or shares "entitled to vote" with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called "broker non-votes" will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

How do I vote?

         If you complete and properly sign and date the accompanying proxy card, and return it to us in the enclosed return envelope as soon as possible, it will be voted as you direct. If you are a registered shareholder and you attend the meeting , you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

         All shares of our common stock represented by properly executed proxies received before or at the annual meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy card will be voted "FOR" the nominees for directors. You are urged to mark the box on your proxy to indicate how to vote your shares.

Can I vote by telephone or electronically?

         If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

         The deadline for voting by telephone or electronically is 11:59 p.m., EST, on May 4, 2004.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request, although attendance at the meeting will not be itself revoke a previously granted proxy.

         If your shares are held in "street name," you should contact the institution that holds your shares to change your vote.

What are the board's recommendations?

         The board recommends a vote "FOR" each of the six director nominees. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote "FOR each of the six director nominees.

         We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting. No proxy that is voted against all of the proposals will be voted in favor of any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies.

What vote is required to approve the proposal?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of the director nominees. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

         OTHER ITEMS. In the event other items are properly brought before the annual meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked "abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 2,328,800 shares of our common stock, which represented approximately 23.7% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates' shares in favor of the proposal.

Who pays for the preparation of the proxy and soliciting proxies?

         We will pay the cost of preparing, assembling and mailing the proxy statement and the accompanying notice of annual meeting, proxy card and annual report to stockholders. In addition to the use of mail, our directors, officers and employees may solicit proxies by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

What should I have received to enable me to vote?

         In addition to this proxy statement, you should have received the accompanying notice of annual meeting, a proxy card, and our 2003 annual report to shareholders. The mailing date of these materials is on or about April 6, 2004.

How can I obtain additional copies?

         For additional copies of this proxy statement or the enclosed proxy card you should contact either our corporate office at 7100 Technology Drive, West Melbourne, Florida 32904, Attn: Investor Relations, telephone (321) 984-1414 or American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, telephone: (800)937-5449.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
                               EXECUTIVE OFFICERS

         The table below sets forth information regarding the beneficial ownership of our common stock as of March 30, 2004, by the following individuals or groups:

         o each person or entity who is known by us to own beneficially more than 5% of our common stock;

         o each of our directors and nominees for director;

         o each of our named executive officers; and

         o all of our directors, director nominees and named executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options, warrants and 8% convertible subordinated promissory notes that are presently exercisable or exercisable within 60 days of March 30, 2004 are deemed to be outstanding and beneficially owned by the person holding the stock options, warrants or convertible subordinated promissory notes for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

         Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock beneficially owned by them. As of March 30, 2004, we had outstanding 9,840,639 shares of our common stock.

                                                                SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                                     -----------------------------------------------------------
       NAME AND ADDRESS OF BENEFICIAL OWNER          NUMBER OF SHARES                           PERCENT OF CLASS
--------------------------------------------         ----------------                           ----------------
Corporate Opportunities Fund, Corporate
   Opportunities Fund Institutional, L.P....              2,714,053      (1)(2)                         24.8%
Corporate Opportunities Fund, L.P...........                425,915      (1)(3)                          4.3%
Corporate Opportunities Fund
   (Institutional), L.P.....................              2,288,138      (1)(4)                         21.2%
SMM Corporate Management, LLC...............              2,714,053      (1)(5)                         24.8%
Sanders Morris Harris Inc...................              2,739,053      (1)(6)                         25.0%
Wireless Age Communications, Inc............              1,196,808      (7)                            10.8%
Bruce Galloway..............................                631,736      (8)                             6.4%
Donald F.U. Goebert.........................              1,587,964      (9)(10)(11)(12)(14)            16.1%
Ralph R. Whitney, Jr........................                 55,469      (12)(14)                   *
James C. Gale...............................              2,784,053      (12)(13)(14)                   25.3%
George N. Benjamin, III.....................                 85,056      (12)(14)                   *
Randolph K. Piechocki.......................                 10,000      (12)(14)                   *
David P. Storey.............................                600,000      (12)(14)(15)                    5.7%
William P. Kelly............................                297,500      (12)(15)                        2.9%
All executive officers and directors as a
   group (7 persons)........................              5,420,042      (9)(10)(11)(12)                45.2%
                                                                                       (footnotes on following page)

(footnotes from previous page)
---------------
      *Less than 1%

1) As disclosed in Amendment No. 3 to Schedule 13D filed by Corporate Opportunities Fund, L.P. ("COF"), Corporate Opportunities Fund (Institutional), L.P. ("COFI", and together with COF, the "Funds"), SMM Corporate Management, LLC ("SMM"), general partner of the Funds, Sanders Morris Harris Inc. ("SMH"), the controlling member of the general partner, and James C. Gale ("Gale"), the chief investment officer, a manager, and member of the general partner, dated September 8, 2003, are deemed to have sole voting and dispositive power as follows: the Funds:
       2,714,053; COF: 425,915; COFI: 2,288,138; SMM: 2,714,053; SMH: 2,739,053;
       and Gale: 2,784,053. The address of the Funds, SMM, and Gale is 126 East 56th Street, 24th Floor, New York, NY 10022; and of SMH is 600 Travis, Suite 3100, Houston, TX 77002.

2) Includes presently exercisable warrants to purchase 1,111,110 shares of common stock.

3) Includes presently exercisable warrants to purchase 173,888 shares of common stock.

4) Includes presently exercisable warrants to purchase 937,222 shares of common stock.

5)     Includes shares beneficially owned by COF and COFI.

6)     Includes shares beneficially owned by SMM.

7) As disclosed in Amendment No. 1 to Schedule 13D filed by Wireless Age Communications, Inc. ("Wireless") dated February 5, 2004, Wireless has sole voting and dispositive power over 1,196,808 shares of our common stock underlying $2,250,000 aggregate principal amount of our outstanding 8% convertible subordinated promissory notes due December 31, 2004, subject to the first priority security interest of Stacey Minichiello in $1,700,000 aggregate principal amount of such notes and the underlying shares. Mr. John Simmonds is chief executive officer of Wireless. The address of Wireless is 13980 Jane Street, King City, Ontario, Canada L7B 1A3.

8) As disclosed in Amendment No. 1 to Schedule 13G filed by Bruce Galloway dated June 17, 2003, Mr. Galloway has sole voting and dispositive power over the shares. The address of Mr. Galloway is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

9) Includes 60,000 shares owned by a partnership controlled by Mr. Goebert. The address for Mr. Goebert is 400 Willowbrook Lane, West Chester, PA 19382

10) Includes 23,366 shares held in a custodial account for our Employee Stock Purchase Program, of which Mr. Goebert is a custodian, and 789 shares held in a Trust under our 401(k) plan, of which Mr. Goebert is a Trustee.

11) Includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held in the name of his wife.

12) Share ownership of the following persons includes options or warrants presently exercisable or exercisable within 60 days of March 30, 2004 as follows: for Mr. Goebert - 5,000 shares; for Mr. Whitney - 30,000 shares; for Mr. Gale - 1,141,110 shares; for Mr. Benjamin - 58,478 shares; for Mr. Piechocki - 10,000; for Mr. Storey - 600,000 shares; and for Mr. Kelly - 297,500 shares.

13) Mr. Gale and his wife jointly own 20,000 shares of our common stock. Additionally, Mr. Gale is managing director of SMH, an investment banking company. Also includes the 2,784,053 shares of our common stock beneficially owned by Mr. Gale as described in note (1) above.

14) The named person is a director of RELM and is a nominee for director at the annual meeting.

15)    The named person is an executive officer of RELM

                              ELECTION OF DIRECTORS

         At the annual meeting, six nominees will be elected as directors. In accordance with our bylaws, the board of directors is currently fixed at eight members. There have been two vacancies since May, 2003, which our board of directors may seek to fill prior to the 2005 annual meeting of stockholders. The directors elected at the annual meeting will hold office until the 2005 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

         Our board of directors has nominated each of George N. Benjamin, III, David P. Storey, Ralph R. Whitney Jr., James C. Gale, Donald F.U. Goebert and Randolph K. Piechocki to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SIX NOMINEES AS DIRECTORS.

         The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting by the holders of shares of our common stock entitled to vote at the annual meeting is required for the election of these nominees as directors.

         NOMINEES FOR ELECTION AS DIRECTORS

         The following table sets forth the nominees to be elected at the annual meeting, the year such nominee was first elected as a director, their ages and the positions currently held by each nominee with us:

NAME AND YEAR FIRST ELECTED                    AGE    POSITION
------------------------------------------     ---    -----------------------------------------------
George N. Benjamin, III (1996)(3).........     66     Chairman of the Board
David P. Storey (2000)....................     51     President, Chief Executive Officer and Director
Ralph R. Whitney Jr. (1992)(1)(3).........     68     Director
James C. Gale (1993)(1)(2)................     54     Director
Donald F.U. Goebert (1968)(2).............     66     Director
Randolph K. Piechocki (2002)(1)(2)(3).....     51     Director

-------------
(1) Member of the audit committee.
(2) Member of the compensation committee.
(3) Member of the nominating committee.

         The business experience of each nominee for director is set forth below as of March 30, 2004.

         GEORGE N. BENJAMIN, III has been our Chairman of the Board since May 2003 and a director since January 1996. He has served as director of Stonebridge Financial Corporation since January 2000 and director of Aubeta Network Corporation, a facility-based wide area network company, since December 2002. From August 1999 to October 2001, he was the president and chief executive officer of Keystone Networks, Inc., an optical network developer. He was president of BICC Brand Rex from June 1993 to August 1999, and was president and chief executive officer of BICC Cables Corp., N.A., a manufacturer of electrical wires and cable, from August 1998 through June 1999. He was a group vice-president of the Marmon Group, Incorporated, a management consulting organization, from August 1988 until October 1995. He was president of Tie Communications, Incorporated, a provider of business communications and information distribution products from April 1992 to October 1995. He has been a consultant and partner in Trig Systems, LLC, a management and consulting company, since July 1987.

         DAVID P. STOREY has been our President and Chief Executive Officer since July, 2000, after serving as our Executive Vice President and Chief Operating Officer from June 1998 to July 2000. From January 1994 to June 1998, he was executive vice president of manufacturing for Arris Corporation (formerly Antec Corporation). At Arris Mr. Storey was responsible for six manufacturing facilities which consisted of 2 million sq. ft. of manufacturing and distribution services. In the years preceding Arris, Mr. Storey was an officer of Keptel, Inc, which was acquired by Arris. He has also held senior management positions with EG&G, GTE, Exxon Office Systems, American Hospital Supply and Gould, Inc.

         RALPH R. WHITNEY JR. has been a director since January 1992. From January 1971 to January 2002, Mr. Whitney was the president and chief executive officer of Hammond Kennedy Whitney & Co., Inc., an investment banking company. From January 2001 to June 2002, Mr. Whitney served as a director of IFR Systems, Inc., a manufacturer of test equipment for the military. Since 1971, he has been a director of Baldwin Technology Co., Inc., a manufacturer of printing press equipment, First Technology, PLC, a manufacturer and supplier of electronic optical sensors, Reinhold Industries, Inc., a manufacturer of composite components in the aerospace, defense and commercial lighting industries, and DURA Automotive Systems, Inc., a manufacturer of automobile windows, seat and door assemblies.

         JAMES C. GALE has been a director since October 1993. Mr. Gale presently serves as the chairman of the board of Valera Pharmaceuticals, Incorporated and Alpex Pharma SA. He also serves as a director of Avantium Technologies BV and Cedarburg Pharmaceuticals, Incorporated. Since September 1998, Mr. Gale has been a managing director of Sanders Morris Harris, an investment banking company. From 1991 to 1998, Mr. Gale was a managing director of Gruntal & Co., L.L.C., an investment banking and management company.

         DONALD F. U. GOEBERT has served as Chairman of the Board (and a director of our predecessor) from March 1968 until May 2003 and has been a director to the present. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been president of Chester County Fund, Inc., a commercial real estate company, since 1968. Mr. Goebert is a director of Investors Insurance Group, Inc., a commercial insurance company.

         RANDOLPH K. PIECHOCKI has been a director since October 2002. He has served as president of Palco Telecom Service, Inc., a provider of reverse logistic and warranty fulfillment services, from August 1999 to the present. He has held senior level management and advisory positions at TxPort, a manufacturer of carrier class WAN access devices, from October 1997 to August 1999, Voice Control Systems from July 1997 to October 1997 and American Mobile Satellite, a wireless service provider, from April 1996 to September 1996.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table presents information with respect to our executive officers and key employees, as of March 30, 2004.

NAME                                           AGE    POSITION
------------------------------------------     ---    --------------------------------------------------------
EXECUTIVE OFFICERS:
David P. Storey...........................     51     President, Chief Executive Officer and Director
William P. Kelly..........................     48     Executive Vice President and Chief Financial Officer and
                                                         Secretary
KEY EMPLOYEES:
Harold B. Cook............................     58     Vice President of Operations
James W. Spence...........................     48     Executive Vice President of Engineering
Theresa M. Zagaruyka......................     48     Vice President of Engineering
Christopher Ramsden.......................     49     Vice President of Federal Sales and Marketing

         See "Nominees for Election as Directors" above for additional information concerning Mr. Storey.

         WILLIAM P. KELLY has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

         HAROLD B. COOK has been our Vice President of Operations since July 2000. Mr. Cook joined us in April 1997 as Director of Manufacturing. Prior to joining us, Mr. Cook held the position of Director of Manufacturing Operations at Computer Products Incorporated, Fujitsu America Inc., and Ampro Corporation. Mr. Cook also held operations management positions at Storage Technology Corporation and Harris Corporation.

         JAMES W. SPENCE has been our Executive Vice President of Engineering since January 2004. He served as our Director of Engineering from April 1999 to December 2003. Previously he was Engineering Manager with Dolphin Technology, L.C., performing system, embedded software, DSP, and hardware design to create trunked and secure mode radio products. From August 1983 to October 1994 he held various positions with Bendix/King, lastly as Software and Digital Engineering Group Leader. He was an original designer of the BK Radio product line, beginning with the LPH portable radio. In the years prior to Bendix/King, he held various engineering design positions with IBM. Mr. Spence holds Bachelor's and Master's degrees in Electrical Engineering from the University of Kansas.

         THERESA M. ZAGARUYKA has been our Vice President of Engineering since January 2004. She served as RELM's Director of Engineering from April 1999 to December 2003. Prior to joining RELM, she was Business Manager of Dolphin Technology, L.C., a consulting firm specializing in telecommunications applications. From January 1988 to February 1994 she was involved in the development of the software platform for Bendix/King radio products. Ms. Zagaruyka holds a Bachelor of Science degree in Electrical Engineering from the University of Kansas.

         CHRISTOPHER RAMSDEN has been our Vice President of Federal Sales and Marketing since January 2003. Prior to joining us, Mr. Ramsden served as the Director of Sales & Marketing for Kenwood Communications from February 2000 to January 2002. He also served in various senior-level sales and marketing positions with Bell South from August 1990 to February 2000. Mr. Ramsden has also held sales and marketing positions at Motorola and U.S. West.

                              CORPORATE GOVERNANCE

         The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. For purposes of determining the independence of each member of our board of directors and the committees of the board of directors, we have used the definition of independence contained in Nasdaq Marketplace Rule 4200(a)(15). Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our shares of common stock are not listed on Nasdaq or a national securities exchange.

BOARD OF DIRECTORS INDEPENDENCE

         Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies on which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that four of its six members are "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15), all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These four directors are: George N. Benjamin, III, Ralph R. Whitney Jr., Donald F.U. Goebert and Randolph K. Piechocki.

         Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least two times per year. The board of directors has designated Mr. Benjamin as the presiding director for these meetings.

SHAREHOLDER COMMUNICATIONS

         Our board of directors believes that it is important for our shareholders to have a process to send communications to the board. Accordingly, shareholders desiring to send a communication to the board of directors, or to a specific director, may do so by delivering a letter to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder-director communication." All such letters must identify the author as the stockholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

POLICY CONCERNING DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDERS' MEETINGS

         While we encourage all members of our board of directors to attend our annual shareholders' meetings, there is no formal policy as to their attendance at annual shareholders' meetings. All of the members of our board of directors attended the 2003 annual stockholders' meeting.

CODES OF ETHICS

         The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for the chief executive officer and senior financial officer. We will provide to any person, without charge, a copy of these codes of ethics on the written request of any such person addressed to the Secretary at RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors held seven (7) meetings during 2003, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served. The board of directors has a standing audit committee, compensation committee and nominating committee.

         AUDIT COMMITTEE. The members of the audit committee are Ralph R. Whitney Jr., who serves as the chairperson, and James C. Gale and Randolph K. Piechocki. The board of directors has adopted an audit committee charter, which is attached as Appendix A to this proxy statement. The audit committee charter requires that the audit committee consist of three or more members of the board of directors, each of whom are independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15). Under exceptional and limited circumstances, however, one member of the audit committee who is not independent may serve as a member so long as the board determines that it is in the best interests of us and our stockholders for such individual to do so. Each of the members of the audit committee are independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15), except for Mr. Gale who the board has determined qualifies for the foregoing independence exception. The board of directors has determined that Mr. Whitney is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

         The audit committee has oversight responsibility for quality and integrity of our consolidated financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The audit committee met seven (7) times during fiscal year 2003. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our security holders; (ii) our internal financial and accounting processes; and
(iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3),
(4), and (5) of the Exchange Act, concerning the responsibilities relating to:
(a) registered public accounting, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee's authority are more particularly described in the audit committee charter amended and adopted by the board of directors, which is attached as Appendix A to this proxy statement.

         In 2003, the audit committee adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent auditors, BDO Seidman LLP. The policy requires that all services to be provided by BDO Seidman LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit and non-audit services provided by BDO Seidman LLP during 2003.

         COMPENSATION COMMITTEE. James C. Gale, Donald F.U. Goebert and Randolph
K. Piechocki are members of the compensation committee, and Mr. Gale serves as the chairperson. All members of the compensation committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15), except for Mr. Gale. The compensation committee is responsible for reviewing and approving all compensation arrangements for our executive officers, and is also responsible for administering the stock option plans. During 2003, the compensation committee met two (2) times and otherwise acted by unanimous written consent.

         NOMINATING COMMITTEE. In February 2004, the board established the nominating committee. The members of the nominating committee are George N. Benjamin, III, Ralph R. Whitney Jr., and Randolph K. Piechocki, and Mr. Piechocki serves as chairperson. All members of the nominating committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The nominating committee does not have a charter.

         The nominating committee is responsible for evaluating and recommending individuals for election or reelection to the board of directors and its committees. The nominating committee will consider director candidates that are recommended by stockholders. Any stockholder that wishes to recommend a director candidate for consideration should submit complete information of the identity and qualifications of the director candidate pursuant to the procedures set forth under "Corporate Governance--Stockholder Communications" on or before December 2, 2004. The nominating committee strives to complement and supplement skills within the existing board and strengthen any identified insufficiencies. In selecting the candidates, there is no firm requirement of minimum qualifications or skills that a candidate must possess. The nominating committee evaluates director candidates based on a number of qualifications, including their independence, judgment, character, financial literacy, expertise in the industry, experience developing and analyzing business strategies, risk management skills, and, for incumbent directors, his or her past performance. Further criteria include a candidate's personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the board. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

COMPENSATION OF DIRECTORS

         During 2003, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our directors receive a yearly retainer fee of $8,000. During 2003, we paid $25,000 to Mr. Benjamin for his services as Chairman of the Board. Pursuant to the terms of the 1996 Non-Employee Director Stock Option Plan, each non-employee director is entitled to receive stock options for service as a director. Accordingly, a grant of a stock option for the purchase of 5,000 shares is made to each non-employee director on the date of each annual meeting of shareholders at which that person is elected or re-elected as a director (or if the annual meeting has not been held by June 30 of that year the grant is made as of June 30th of that year to each of the persons qualifying and who has been a non-employee director for at least three months). Options are granted at an exercise price equal to the fair market value of our common stock on the date of grant, become fully exercisable eleven months after the date of grant, or earlier upon a change of control as defined in the Plan, and expire five years from the date of grant or earlier in the event service as a director ceases. On May 6, 2003, a grant of stock options for the purchase of 5,000 shares was made to each of our non-employee directors at an exercise price of $0.26 per share.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The audit committee also has reviewed and discussed with our independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement of Auditing Standards 61. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board No. 1 and has discussed with the independent auditors the auditors' independence from management and the Company, and has considered the compatibility of nonaudit services with the auditors' independence.

         The audit committee discussed with our independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for 2003 be included in our annual report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

                                  AUDIT COMMITTEE


                                  James C. Gale
                                  Randolph K. Piechocki
                                  Ralph R. Whitney (chairperson)

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual and long term compensation for each of the last three years ended December 31, 2003, 2002 and 2001 earned by or paid to Messrs. Storey and Kelly, who served as our President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Secretary, respectively, during 2003 (each, a "Named Officer"). No other executive officer was paid salary and bonus compensation by us which exceeded $100,000 during 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM COMPENSATION
                                                                                      -------------------------
                                                        ANNUAL COMPENSATION                      AWARDS
                                               ----------------------------------------------------------------
                                                                                       SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                                       COMPENSATION   COMPENSATION   COMPENSATION
   NAME AND PRINCIPAL POSITION       YEAR      SALARY ($)   BONUS ($)       ($)       OPTIONS (#)       ($)(1)
-----------------------------------------------------------------------------------------------------------------
David P. Storey................      2003         225,014    56,000          -             -            1,552
President and Chief Executive        2002         225,014       -            -             -            5,875
   Officer
                                     2001         203,486       -            -            245,000       7,105

William P. Kelly...............      2003         135,013    34,000          -             -              984
Executive Vice                       2002         135,013       -            -             -            4,731
Chief Financial Officer and          2001         129,187       -            -             77,500       4,390
   Secretary

----------
(1) The amounts shown in the column titled "All Other Compensation" for the year 2001 and 2002 include both employer contributions to our 401(k) plan and disability insurance premiums paid by us for the benefit of the Named Officers.

         The Named Officers did not receive any other annual compensation during the three-year period not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate in any year did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Officer.

STOCK OPTION GRANTS

         During the year ended December 31, 2003, we made no grants of stock options to the Named Officers.

         We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights may be granted.

STOCK OPTION HOLDINGS

         The following table provides summary information regarding stock options held by each of our Named Officers as of December 31, 2003. No Named Officer exercised stock options during 2003.

                                      NUMBER OF SECURITIES UNDERLYING               VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS AT                   IN-THE-MONEY OPTIONS AT
                                             DEC. 31, 2003 (#)                      DEC. 31, 2003 ($)(1)
                                 -----------------------------------------------------------------------------------
              NAME                    EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
David P. Storey................         600,000                    -           144,438                -
William P. Kelly...............         297,500               10,000           103,438              5,500

----------
(1) The value of unexercised options are based on the difference between the $1.55 closing price of our common stock on December 31, 2003 on the OTC Bulletin Board, and the respective option exercise prices.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         We do not currently have any employment agreement or change in control arrangements with any of our executive officers.

BENEFIT PLANS

         STOCK OPTION PLANS. We maintain the 1996 Stock Option Plan for Non-Employee Directors and the 1997 Stock Option Plan, whereby eligible officers, directors and employees can be granted options for the future purchase of Company common stock at the market price on the grant date. The options, if not exercised within five-year or ten-year periods, expire. At December 31, 2003, 1,364,000 shares were reserved for issuance under outstanding options under the plans and 336,000 unissued options were available under the two plans. Generally, employee options have a 10-year life and vest over a 4-year period from the grant date. Director options have a five-year life and vest eleven months from the grant date.

         401(K) RETIREMENT PLAN. We sponsor a participant contributory retirement (401(k)) plan, which is available to all employees. Our contribution to the plan is either a percentage of the participants salary (50% of the participants contribution up to a maximum of 6%) or a discretionary amount. In 2003, we elected to not contribute to the participants' retirement plan.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2003 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, the 1996 Stock Option Plan for Non-Employee Directors and the 1997 Stock Option Plan.

-------------------------------------------------------------------------------------------------------------------
                                                                                                     (C)
                                                                                             NUMBER OF SECURITIES
                                                (A)                                            REMAINING AVAILABLE
                                         NUMBER OF SECURITIES             (B)                   FOR FUTURE ISSUANCE
                                          TO BE ISSUED UPON         WEIGHTED AVERAGE             UNDER EQUITY
                                             EXERCISE OF           EXERCISE PRICE OF           COMPENSATION PLAN
                                         OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
            PLAN CATEGORY                WARRANTS, AND RIGHTS      WARRANTS AND RIGHTS      REFLECTED IN COLUMN (A)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by security holders................            1,364,000                    $1.66                  336,000
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders.......                    -                     -                           -
-------------------------------------------------------------------------------------------------------------------
Total..............................            1,364,000                    $1.66                  336,000
                                               =========                    =====                  =======
-------------------------------------------------------------------------------------------------------------------

REPORT OF COMPENSATION COMMITTEE

The following report of the compensation committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

GENERAL PHILOSOPHY ON EXECUTIVE COMPENSATION

         Our compensation program for the Named Officers, as well as for our other executive officers, is administered by the board of directors with the advice and counsel of the compensation committee of the board. The members of the compensation committee provide such advice and counsel through their participation as directors in meetings of the board and as members of the compensation committee in separate meetings of the compensation committee. During 2003, the compensation committee consisted of three outside directors, James C. Gale, chairperson, Randolph K. Piechocki and Donald F. U. Goebert.

         Our officer compensation is composed of base salary, incentive compensation in the form of an annual cash bonus and discretionary long-term incentive compensation in the form of stock options. Each officer is also a participant in medical and life insurance, a non-contributory 401(k) and other plans which are generally made available to our employees or of the business units managed by such officer.

         The compensation committee and the board of directors strive to offer to our officers a compensation package consisting of base salary and incentive compensation which will attract, retain, motivate, and reward talented executives. To achieve their objectives, the compensation committee and the board evaluate the performance of our officers and consider data on other companies in its industry which are comparable in size, location and financial performance. The compensation committee and the board intend to base a significant portion of the compensation of our executive officers upon our financial success so that the financial interests of our executive officers are aligned with those of our stockholders.

         As President and Chief Executive Officer, Mr. Storey's annual salary is currently $250,000. Consistent with the compensation objectives of the compensation committee and the board, the use of stock options has also been a material part of the compensation package for Mr. Storey. In 2003, Mr. Storey did not receive stock options under the Company's 1997 Stock Option Plan. In 2003, no stock options were granted to Mr. William P. Kelly or other key employees of RELM and its subsidiaries.

         From time to time, the board, upon the recommendation of the compensation committee, implements bonus plans or grants discretionary bonus payments to its executive and other officers based upon performance criteria and the results of the our operations. It is the continuing philosophy of the compensation committee to include corporate goals, stock price, and financial results measured by return on stockholder equity as determinants of total executive compensation. For 2003, Mr. Storey received a bonus of $56,000 and Mr. Kelly received a bonus of $34,000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         The Internal Revenue Code of 1986, as amended, provides that publicly-held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive. The compensation committee and the board intend to take such actions as are appropriate to qualify compensation paid to executives for deductibility under these recent amendments. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Options granted under our stock option plans are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1,000,000 limitation.

                                          COMPENSATION COMMITTEE

                                          James C. Gale (chairperson)
                                          Donald F.U. Goebert
                                          Randolph K. Piechocki

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the compensation committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries, or had any employment relationship with us.

         During the last fiscal year, none of our executive officers served as:

         o a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

         o a director of another entity one of whose executive officers served on our compensation committee; and

         o a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

                              CERTAIN TRANSACTIONS

         In a private sale completed August 2003, we issued 500,000 shares of our common stock to three funds affiliated with our directors for a purchase price of $0.60 per share. The proceeds from the sale were used to payoff our then existing credit facility with Fleet Capital Corporation and provide working capital to be used in executing our business plans, including the expansion of our digital product line.

                             STOCK PERFORMANCE GRAPH

                                [GRAPHIC OMITTED]

         The graph above compares the five-year cumulative total stockholder return on our stock with the five-year cumulative total return of the Nasdaq Stock Index, U.S. ("Nasdaq") and the Nasdaq non-financial stocks index ("Composite"). The comparison covers the five years ended December 31, 2003 and is based on an assumed investment of $100 as of December 31, 1998 and the reinvestment of any dividends. The comparisons in the graph are based upon historical data and are not indicative of, nor intended to forecast future performance of our common stock.


------------------------------------------------------------------------
                                           NASDAQ NFS
                       NASDAQ              COMPOSITE             RELM
------------------------------------------------------------------------
   12/31/1998          $100.00              $100.00             $100.00
   12/31/1999          $185.40              $196.00             $204.11
   12/31/2000          $111.80              $114.50              $26.52
   12/31/2001           $88.70               $87.50              $68.58
   12/31/2002           $61.30                $57.2              $32.01
   12/31/2003           $91.70                $87.5             $101.24
------------------------------------------------------------------------

The foregoing stock performance information, including the graph, shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission nor shall this information be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The firm of BDO Seidman LLP ("BDO"), independent auditors, audited our financial statements for the year ended December 31, 2003. We had no disagreements with BDO on accounting and financial disclosures. BDO's work on our audit for 2003 was performed by full time, permanent employees and partners of BDO. BDO has been reappointed to serve as our independent auditors for 2004.

         Representatives of BDO are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

         On December 2, 2002, we dismissed our independent accountant, Ernst & Young LLP ("E&Y"). On December 12, 2002, we engaged BDO as our independent auditors to audit our financial statements for the year ending December 31, 2002. E&Y audited our consolidated balance sheet and those of our subsidiaries as of December 31, 1997 through and including December 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years then ended (collectively referred to as the "Financial Statements"). E&Y's reports on the Financial Statements did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to dismiss E&Y and engage BDO was unanimously recommended by our audit committee and unanimously approved by our board of directors.

         During the fiscal years ended December 2001 and 2000 and the subsequent interim period through December 2, 2002, there were no disagreements between us and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference in connection with their opinion to the subject matter of the disagreement. We filed with the Securities and Exchange Commission a Current Report on Form 8-K on December 6, 2002 reporting the change of auditors.

                      FEES PAID TO OUR INDEPENDENT AUDITORS

         The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for each of the years ended December 31, 2003 and 2002.

AUDIT FEES

         BDO billed us approximately $63,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2003. BDO billed us approximately $24,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2003. Also, BDO billed us approximately $16,000 for the review of our registration statements on Form S-8 pertaining to our Stock Option Plans and Form S-1 pertaining to the Warrants issued in our 2002 Rights Offering.

         BDO billed us approximately $72,500 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002. E&Y billed us approximately $23,800 for professional services rendered for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2002. E&Y billed us approximately $84,680 for services related to our 2002 Rights Offering.

AUDIT-RELATED FEES

         BDO did not bill us for audit-related fees for the years ended December 31, 2003 and 2002, respectively, as no audit-related services were performed during such years. E&Y did not bill us for audit-related fees for the year ended December 31, 2002 as no audit-related services were performed during such year.

TAX FEES

         BDO did not bill us for tax fees for the years ended December 31, 2003 and 2002, respectively, as no tax services were performed during such years. E&Y did not bill us for tax fees for the year ended December 31 2002 as no tax services were performed during such year.

ALL OTHER FEES

         BDO did not bill us for other services for the years ended December 31, 2003 and 2002 as no other services were performed during those years.

                                  MISCELLANEOUS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with all Section 16 reports they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were complied with during the year ended December 31, 2003, except that Messrs. Benjamin, Storey, Gale, Goebert, Piechocki, and Whitney each failed to report in a timely manner our annual grant of stock options to them. These individuals have since reported such option grants on a Form 5.

ANNUAL REPORT ON FORM 10-K

         Copies of our Annual Report on Form 10-K for the year ended December 31, 2003 , as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2005 annual meeting of stockholders. To be eligible for inclusion in our 2005 proxy statement, any such proposals must be delivered in writing to the Secretary of RELM no later than December 2, 2004, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

OTHER MATTERS

         As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                            RELM WIRELESS CORPORATION
                                 (THE "COMPANY")

PURPOSE

         The purpose of Audit Committee (the "Committee") shall be as follows:

         1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

         2. To provide assistance to the Board of Directors with respect to its oversight of:

                  (a) The integrity of the Company's financial statements;

                  (b) The Company's compliance with legal and regulatory
                      requirements;

                  (c) The independent auditor's qualifications and independence;
                      and

                  (d) The performance of the Company's independent auditors.

         3. To prepare the report that SEC rules require be included in the Company's annual proxy statement.

COMPOSITION

         The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the NASDAQ Stock Market and the Sarbanes-Oxley Act.

QUALIFICATIONS

         All members of the Committee shall be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after his or her appointment) and at least one member must be a "financial expert" under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

         Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

o the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders,

o the Company complies with all other requirements of the rules and regulations of the NASDAQ Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time to time,

o    no such person may serve as the Chairman of the Committee, and

o    no such person may serve on the Committee for more than two years.

COMPENSATION

         No member of the Committee shall receive compensation other than (1) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

APPOINTMENT AND REMOVAL

         The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

         Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

DELEGATION TO SUBCOMMITTEES

         In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

MEETINGS

         The Committee shall meet as frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, and the independent auditors to discuss any matters that the Committee or believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management periodically to review the Company's financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

         All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

DUTIES AND RESPONSIBILITIES

         The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

         In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting, or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

         The Committee shall be given full access to the Company's internal audit group, Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

         Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditors. It also is the job of the CEO and senior management rather than that of the Committee to access and manage the Company's exposure to risk.

Documents/Reports Review

1. Discuss with management and the independent auditors prior to public dissemination the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditors prior to the Company's filing of any quarterly or annual report (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

3. Discuss with management and the independent auditors the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4. Discuss with management and the independent auditors the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5. Retain and terminate independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

6. Inform each public accounting firm performing work for the Company that such firm shall report directly to the Committee.

7. Oversee the work of any public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

8. Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors, other than "prohibited nonauditing services," as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations.

9. Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

                  (a) At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company;

                  (b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

                  (c) Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

                  (d) Take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

10. In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditor; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (d) major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (e) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (f) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and (g) any other material written communications between the independent auditor and the Company's management.

11. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

12. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the audit committee must regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

13. Review and discuss with the independent auditor the responsibilities, budget, and staffing of the Company's internal audit function.

Legal Compliance/General

14. Review periodically, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

15. Discuss with management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

16. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

17. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

18. Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

19. Report regularly to the full Board of Directors. In this regard, the audit committee should review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors.

20. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

21. Maintain minutes or other records of meetings and activities of the Committee.

LIMITATION OF AUDIT COMMITTEE'S ROLE


         With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, as well as the independent auditors have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                  FORM OF PROXY

                            RELM WIRELESS CORPORATION
                  PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                   MAY 5, 2004

         The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company to be held on May 5, 2004 at 9:00 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.


1. To elect the following nominees as directors, each until the next annual meeting of stockholders in 2005 and until his successor is duly elected and qualified: George N. Benjamin, III, David P. Storey, Ralph R. Whitney, James C. Gale, Donald F. U. Goebert and Randolph K. Piechocki.

     [ ] FOR the nominees                        [ ] WITHHELD for all nominees
         above (except as marked below)              above

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

     ---------------------------------------------------------------------------

2. To transact any other business as may properly be brought before the annual meeting.

         This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

         Receipt of the Notice of 2004 Annual Meeting of Stockholders and accompanying Proxy Statement, together with the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 is hereby acknowledged.

IMPORTANT -- PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                       Signature(s) ___________________   Date ___________, 2004


                       Signature(s) ___________________   Date ___________, 2004